Exhibit 99.3

Lexington Power & Light, LLC

Summary of Unaudited Pro-Forma Condensed Consolidated Financial Statements

On October 22, 2014, Premier Holding Corporation (the “Company”) completed the purchase of Lexington Power & Light, LLC., a New York limited liability company (“LP&L”). On October 22, 2014, Premier entered a Membership Purchase Agreement (“Agreement”) to acquire 85% of the membership interests of Lexington Power & Light, LLC (“LP&L”) from its owners. Under the Agreement, Premier will acquire 85% of LP&L on the Closing Date for 7,500,000 shares of common stock and $500,000 in Promissory Notes, plus earn out payments based upon EBITDA milestones during the 12 months following the Closing Date. Under the Agreement, Premier has a contingent funding obligation of $1,000,000 of which $500,000 will be used as working capital for LP&L. Under the Agreement, Premier has the option to acquire the remaining 15% of LP&L until December 31, 2018 for $20,000,000 payable 1/2 in cash and 1/2 in common stock. Under the Agreement, Premier will limit its board of directors to five persons, with the members of LP&L having the right to appoint one board member.

The Company has estimated that the fair value of the assets purchased to be $5,183,828. The purchase price has been allocated to specific identifiable tangible and intangible assets at their fair value at the date of the purchase in accordance with Accounting Standards Codification 805, “Business Combinations”, as follows:

Cash	$985,798
Accounts receivable	383,819
Inventory	55,020
Accrued revenue	337,522
Equipment	35,342
Goodwill	2,859,151
Other assets	527,176
Total assets acquired	5,183,828
Accounts payable and accrued liabilities	(1,960,176)
Note payable	(1,175,268)
Long term note payable	(200,000)
Total liabilities assumed	(3,335,444)
Non-Controlling interest	151,616
Net assets acquired	$2,000,000
The purchase price consists of the following:
Note payable	$500,000
Earn out payment	750,000
Common stock	750,000
Total purchase price	$2,000,000

At the time of this filing the Company had retained the services of an independent third-party to perform a detailed valuation and purchase price allocation with regard to its purchase of LP&L. Should the results of the third party evaluation differ from those above; the Company will make the necessary financial adjustments at that time.

The unaudited pro forma balance sheet as of September 30, 2014 and the unaudited consolidated statement of operations for the period ended September 30, 2014 and 2013 presented herein gives effect to the acquisition as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only. The unaudited pro forma condensed consolidated financial information presented herein is based on management’s estimate of the effects of the acquisition, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the acquisition been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with the audited financial statements of the Company contained elsewhere in this Current Report on Form 8-K, as filed with the Securities and Exchange Commission, The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on April 15, 2014, and Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, as filed with the Securities and Exchange Commission on November 14, 2013.

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PREMIER HOLDING CORPORTATION

Consolidated Balance Sheets

(Unaudited)

	September 30,	September 30,		September 30,
	2014	2014		2014
Assets	PRHL	LPL	Adjustments	Pro Forma
Current Assets
Cash	$578,039	$193,098	$–	$771,137
Accounts receivable	513,665	852,550	–	1,366,215
Accrued Revenue	–	636,405	–	636,405
Inventory	–	49,598	–	49,598
Collateral Postings	–	265,900	–	265,900
Prepaid expenses	12,524	–	–	12,524
Total Current Assets	1,104,228	1,997,551	–	3,101,779
Other Assets
Notes receivable	–	–	–	–
Equipment, Net	23,545	35,341	–	58,886
Goodwill	4,555,750	–	–	4,555,750
Intangible assets, net	149,905	–	–	149,905
Collateral Deposit	–	200,000	–	200,000
Total Assets	$5,833,428	$2,232,892	$–	$8,066,320

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable and accrued liabilities	$352,624	$849,535	$–	$1,202,159
Related party payable	149,620	–	–	149,620
Deferred Supply Payable	–	704,679	–	704,679
Convertible note, net	386,000	–	–	386,000
Notes payable	20,000	977,903	500,000	1,497,903	(1a)
Notes payable, related parties	`	152,379	–	152,379
Taxes payable	`	–	–	–
Total Current Liabilities	908,244	2,684,496	500,000	4,092,741
Long-Term Liabilities:
Long-term debt	–	200,000	–	200,000
Total Liabilities	908,244	2,884,496	500,000	4,292,741

Commitments and Contingencies
Lawsuit liability	86,000	–	–	86,000

Stockholders’ Equity:
Preferred Stock, 50,000,000 shares authorized, par value $.0001, 200,000, and null share issued or outstanding, respectively	20	–	–	20
Common Stock, 450,000,000 shares authorized, par value $.0001, 157,319,610and 151,003,328 shares issued and outstanding, respectively	15,732	–		16,482	(1b),(2)
Common stock to be issued	256,958	–	–	256,958
Treasury stock	(869,000)	–	–	(869,000)
Additional paid in capital	21,346,247	–	(750)	21,345,497	(2)
Accumulated deficit	(15,633,976)	(651,604)	(500,000)	(16,785,580)
Total Premier Holding Corporation stockholders’ equity	5,115,981	(651,604)	(500,000)	3,964,377
Non-controlling interest	(276,797)	–	–	(276,797)
Total Stockholders’ Equity	4,839,184	(651,604)	(500,000)	3,687,579
Total Liabilities and Stockholders’ Equity	$5,833,428	$2,232,892	$–	$8,066,320

Notes

(1)	Premier acquired 85% of LP&L for a) the issuance of $500,000 in Promissory Notes and b) 7,500,000 shares of common stock
(2)	The 7,500,000 sharesof Premier issued are in exchanged for 85% of the shares of LPL, this pro forma assumes full consolidation of LPL's financial activities

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PREMIER HOLDING CORPORATION

Consolidated Statements of Operations

(Unaudited)

	Nine months ended	Nine months ended		Nine months ended	Nine months ended	Nine months ended		Nine months ended
	September 30,	September 30,		September 30,	September 30,	September 30,		September 30,
	2014	2014	Adjust-	2014	2013	2013	Adjust-	2013
	PRHL	LPL	ments	Pro Forma	PRHL	LPL	ments	Pro Forma
Revenue
TPC Commission Revenue	$2,223,789	$–	$–	$2,223,789	$1,437,746	$–	$–	$1,437,746
Lighting Product Selling Revenue	59,420	–	–	59,420	–	–	–	–
LPL Sales	–	8,634,731	–	8,634,731	–	7,140,120	–	7,140,120
Total Revenue	2,283,209	8,634,731	–	10,917,940	1,437,746	7,140,120	–	8,577,866
Cost of Sales	69,389	6,548,083	–	6,617,472	33,786	5,887,324	–	5,921,110
					–	–	–	–
Gross Profit	2,213,820	2,086,648	–	4,300,468	1,403,960	1,252,796	–	2,656,756
Operating expenses:
Selling, general and administrative	4,681,150	1,249,229	–	5,930,379	4,934,351	1,286,122	–	6,220,473
Total operating expenses	4,681,150	1,249,229	–	5,930,379	4,934,351	1,286,122	–	6,220,473
Loss from operations	(2,467,330)	837,419	–	(1,629,911)	(3,530,391)	(33,326)	–	(3,563,717)

Other income (expenses):
Interest expense	(7,202)	(290,318)	–	(297,520)	–	(196,294)	–	(196,294)
Loss on settlement of lawsuit	(110,000)	–	–	(110,000)	–	–	–	–
Other income (expense)	–	49,706	–	49,706	–	(2,336)	–	(2,336)
Total non-operating expenses	(117,202)	(240,612)	–	(357,814)	–	(198,630)	–	(198,630)
Loss from operations before income taxes, non-controlling interest, and discontinued operations	(2,584,533)	596,807	–	(1,987,726)	(3,530,391)	(231,956)	–	(3,762,347)
Income taxes	–	–	–	–	–	–	–
Loss before non-controlling interest and discontinued operations	(2,584,533)	596,807	–	(1,987,726)	(3,530,391)	(231,956)	–	(3,762,347)
Net Loss attributable to non-controlling interest	97,441	–	–	97,441	123,011	–	–	123,011
Income/ Loss from discontinued operations	–	–	–	–	985,138	–	–	985,138
Net Profit (Loss) attributable to Premier Holding Corporation	$(2,487,091)	$596,807	$(89,521)	$(1,979,805)	$(2,422,241)	$(231,956)	$34,793	$(2,619,405)
Net loss from continuing operations	(2,487,091)	596,807	(89,521)	(1,979,805)	(3,407,379)	(231,956)	34,793	(3,604,543)
Net income (Loss) per common share — basic and diluted	$0.02				$0.02
Net income (Loss) attributable to Premier Holding Corporation per share - basic and diluted	$0.02				$0.02
Net income from discontinued operations	–				–
Net income (Loss) per common share from discontinued operations — basic and diluted	–				–
Weighted average common shares – basic and diluted	146,423,036				103,449,884

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